Exhibit 99.2

Consent of Independent Registered Public Accounting Firm

Penn National Gaming, Inc. and subsidiaries

Wyomissing, Pennsylvania

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-98640, 333-61684, and 333-108173) of Penn National Gaming, Inc and subsidiaries of our report dated January 28, 2005, except for Note 9, which is as of March 7, 2005, and Note 16, which is as of March 10, 2005, relating to the consolidated financial statements, which appear in the Annual Report to Shareholders, which is included as an exhibit to this Form 8-K.

/s/BDO Seidman, LLP

BDO Seidman, LLP
Philadelphia, Pennsylvania

March 16, 2005